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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


To Hollywood Casino Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 15, 1996 included in Hollywood Casino Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Roseland, New Jersey
August 29, 1996